UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 1, 2008

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification Number)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Owens-Illinois, Inc. (the “Company”) approved amended and restated Bylaws (the “Amended Bylaws”) for the Company, effective as of April 1, 2008.  The Amended Bylaws incorporate the following changes:

•                  amending the provisions relating to meetings of the stockholders of the Company to allow such meetings to take place by remote communication, expanding procedures for delivery of notice of such meetings to include notice given by means of electronic transmission and amending procedures for making available the complete list of stockholders entitled to vote at the meeting;

•                  permitting the presiding officer at a meeting of the stockholders to adjourn the meeting if no quorum is present;

•                  inserting customary provisions for the appointment of inspectors of elections;

•                  allowing the chairman and chief executive officer, in addition to the president, to call special meetings of the Board of Directors, expanding the provisions requiring notice to directors in advance of special meetings to allow for additional means of notice to be given, including electronic and telephonic notice, and clarifying that the special meeting need not be limited to items set forth on any such notice;

•                  expanding the provisions allowing actions to be taken by unanimous consent of the Board of Directors given in writing to include consent given by electronic transmission;

•                  adding procedural provisions relating to committee meetings;

•                  adding bylaws relating to the creation of audit, compensation and nominating and corporate governance committees;

•                  specifying that the Company will advance expenses for individuals indemnified under the Amended Bylaws if those indemnified persons provide an undertaking that they will repay amounts received in excess of their actual indemnified expenses;

•                  allowing the compensation committee to independently establish salaries and compensation for officers, without precluding the Board of Directors from affirming decisions of the compensation committee;

•                  expanding provisions relating to the means of giving notice to directors and shareholders when required under the Certificate of Incorporation, the Amended Bylaws or by law; and

•                  altering pronouns to make them gender-neutral.

The description in this Current Report of the Amended Bylaws is not intended to be a complete description thereof. The description is qualified in its entirety by the full text of the Amended Bylaws which is attached as an exhibit to and incorporated by reference in this Current Report.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                                                                  Exhibits.

Exhibit No.	Description
3.1	Owens-Illinois, Inc. Amended and Restated Bylaws, dated April 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: April 1, 2008	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
3.1	Owens-Illinois, Inc. Amended and Restated Bylaws, dated April 1, 2008